General	12 Months Ended
Dec. 31, 2016
General [Abstract]
General

1. General

The Company

We are an independent aircraft leasing company with total assets of  $41.6 billion, primarily consisting of 1,022 owned aircraft as of December 31, 2016.  Our ordinary shares are listed on the New York Stock Exchange (AER). Pursuant to our recent migration from the Netherlands to Ireland, we moved our headquarters and executive officers from Amsterdam to Dublin, effective as of February 1, 2016. We continue to have offices in Amsterdam, Los Angeles, Shannon, Fort Lauderdale, Miami, Singapore, Shanghai and Abu Dhabi. We also have representative offices at the world’s largest aircraft manufacturers, Boeing in Seattle and Airbus in Toulouse.

The Consolidated Financial Statements presented herein include the accounts of AerCap Holdings N.V. and its subsidiaries. AerCap Holdings N.V. is a public limited liability company (“naamloze vennootschap” or “N.V.”) incorporated in the Netherlands on July 10, 2006.

ILFC Transaction

On May 14, 2014, we successfully completed the ILFC Transaction, as further described in Note 4—ILFC Transaction.

AIG offering and the Share Repurchase from AIG

On June 9, 2015, AIG sold 71,184,686 of its AerCap ordinary shares in a secondary public offering and AerCap completed the Share Repurchase from AIG of 15,698,588 ordinary shares. On August 24, 2015, AIG sold 10,677,702 of its AerCap ordinary shares in a secondary public offering. Following this sale, AIG no longer owns any of our outstanding ordinary shares and has no designees on our Board of Directors.

GFL Transaction

On April 22, 2014, we completed the sale of 100% of the class A common shares in Genesis Funding Limited to GFL Holdings, LLC, an affiliate of Wood Creek Capital Management, LLC. GFL had 37 aircraft in its portfolio with a net book value of $727 million.